Exhibit 32 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES OXLEY-ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned’s best knowledge and belief, the Amendment 1 to Annual Report on Form 10-K for National Health Investors, Inc. (“Issuer”) for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(a)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 21, 2017	/s/ Eric Mendelsohn
Eric Mendelsohn President and Chief Executive Officer
Date: February 21, 2017	/s/ Roger R. Hopkins
Roger R. Hopkins
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)